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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 1999

                              INTERIM SERVICES INC.
             (Exact name of registrant as specified in its charter)

              Delaware                            0-23198                            36-3536544
------------------------------------  -------------------------------  -------------------------------------
    (State or other jurisdiction                (Commission                       (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)
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                             2050 Spectrum Boulevard
                         Fort Lauderdale, Florida 33309
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (954) 938-7600
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On July 2, 1999, Interim Services Inc., a Delaware corporation
("Interim"), Interim Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Interim ("Sub"), and Norrell Corporation, a Georgia corporation ("Norrell"), completed the merger (the "Merger") of Norrell with and into Sub. Under the terms of the Merger, the shareholders of Norrell received in exchange for each share of Norrell's common stock either 0.9 share of Interim's common stock or a cash payment of $18.7622. The holders of approximately 12% of Norrell's common stock elected to receive the cash payment. Accordingly, Interim issued approximately 21 million shares of Interim's common stock to former
Norrell shareholders and converted existing options to purchase Norrell common stock into options to purchase approximately 1.7 million shares of Interim common stock. The value of the transaction based upon the closing price of Interim common stock on June 30th is approximately $625 million. The combined company is traded on the New York Stock Exchange under the symbol "IS."

         The Agreement and Plan of Merger (the "Merger Agreement") by and among
Interim, Sub and Norrell dated March 24, 1999 was filed as an exhibit to Interim's Current Report on Form 8-K dated March 24, 1999. Amendments to the
Merger Agreement dated April 27, 1999 and May 24, 1999 were filed as exhibits to
Interim's Registration Statement on Form S-4, File No. 333-79191 (the "S-4
Registration Statement"), which amendments are incorporated herein by reference.

         A copy of the press releases issued by Interim and Norrell on July 1, 1999 announcing shareholder approval of the Merger and on July 6, 1999 announcing completion of the Merger are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

         On July 1, 1999, the Board of Directors and shareholders of Interim approved amendments to Interim's Restated Certificate of Incorporation to (i) increase the number of Interim's authorized shares of common stock from 100,000,000 shares to 200,000,000 shares and (ii) delete the requirement of the affirmative vote of the holders of at least two-thirds of Interim's outstanding common stock to amend, modify, alter or repeal any provision of Interim's
By-laws. These amendments became effective on July 6, 1999. A copy of the Certificates of Amendment to Interim's Restated Certificate of Incorporation providing for the foregoing amendments are attached hereto as Exhibit 3.1 and
Exhibit 3.2 and are incorporated herein by reference.

         On July 2, 1999, Guy W. Millner, formerly the principal shareholder and a member of the Board of Directors of Norrell, was appointed to Interim's Board of Directors, to serve until Interim's 2001 annual meeting of shareholders or until his successor shall have been duly elected and qualified. Mr. Millner filled an existing vacancy on Interim's Board of Directors.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The required financial statements of Norrell are not included in this report because substantially the same information was included in the Annual
Report of Norrell on Form 10-K filed for the fiscal-year ended November 1, 1998 and the Quarterly Report of Norrell Corporation on Form 10-Q filed for the fiscal quarter ended January 31, 1999, which are incorporated by reference into the S-4 Registration Statement.

         (b) PRO FORMA FINANCIAL INFORMATION

         The pro forma financial information required in connection with the Merger is not included in this report because substantially the same information was included in the section of the S-4 Registration Statement captioned
"Unaudited Pro Forma Combined Financial Data".

         (c) EXHIBITS.

             3.1   Certificate of Amendment to Restated Certificate of
                   Incorporation of Interim Services Inc.

             3.2   Certificate of Amendment to Restated Certificate of
                   Incorporation of Interim Services Inc.

             99.1  Press Release dated July 1, 1999.

             99.2  Press Release dated July 6, 1999.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTERIM SERVICES INC.

Date:    July 8, 1999            By: /s/ Raymond Marcy
                                     -----------------------------------------
                                     Raymond Marcy
                                     Chairman, President and Chief Executive
                                     Officer


























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                                  EXHIBIT INDEX




Exhibit             Description
---------------     ------------------------------------------------------------

3.1                 Certificate of Amendment to Restated Certificate of
                    Incorporation of Interim Services Inc.
3.2                 Certificate of Amendment to Restated Certificate of
                    Incorporation of Interim Services Inc.
99.1                Press Release dated July 1, 1999.

99.2                Press Release dated July 6, 1999.